UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): 4/30/2026
_____________________________________________________________________________
Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________________________________________________

Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 27, 2026, the Board of Directors (the “Board”) of Schneider National, Inc. (the “Company”) adopted an amendment and restatement of the Schneider National, Inc. 2017 Omnibus Incentive Plan (as amended and restated, the “Plan”), subject to shareholder approval at the Company’s annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, held on April 30, 2026, the Company’s shareholders approved the Plan to, among other changes, increase the number of shares of the Company’s Class B Common Stock authorized for issuance under the Plan by 19,900,000 shares. A description of the Plan was set forth in the Company’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission on March 17, 2026 (the “Proxy Statement”) in the section titled “Summary of the Amended Plan.” The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
ITEM 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 30, 2026, the Board of the Company approved Amended and Restated Bylaws of the Company to provide that the lead independent director (if any) may call special meetings of the Board and will act as chair of meetings of the Company’s stockholders and of the Board in the absence, inability, or refusal to act of the Chair of the Board. In addition, in the event of a vacancy in the office of Chair because of death, resignation, removal, disqualification, or otherwise in which the Board does not appoint a successor Chair, the lead independent director (if a lead independent director has been duly elected) or Chief Executive Officer (if no lead independent director has been duly elected) shall be the Chair and assume the duties, responsibilities, and authority of the office of Chair until a successor is appointed by the Board. The Amended and Restated Bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.
ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
On April 30, 2026, the Company held its Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals:
•The election of ten directors, each to serve until the next annual meeting and until his or her successor is duly elected and qualified;
•The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•A resolution to amend and restate the Schneider National, Inc. 2017 Omnibus Incentive Compensation Plan; and
•An advisory vote to approve the compensation of the Company’s named executive officers.
As of the February 19, 2026 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 83,029,500 shares of the Company’s Class A common stock were outstanding and eligible to vote with an aggregate of 830,295,000 votes; and 92,307,016 shares of the Company’s Class B common stock were outstanding and eligible to vote with an aggregate of 92,307,016 votes. Approximately 97.5% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting.
Election of Directors
The shareholders elected the individuals named in the table below as directors to serve until the next annual meeting and until their successors are duly elected and qualified. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jyoti Chopra	869,329,693	15,529,198	14,323,823
Mary P. DePrey	866,278,043	18,580,848	14,323,823
James R. Giertz	869,504,417	15,354,474	14,323,823
Robert M. Knight, Jr.	866,136,279	18,722,612	14,323,823
Austin M. Ramirez	883,814,179	1,044,712	14,323,823
Mark B. Rourke	882,444,413	2,414,478	14,323,823
Paul J. Schneider	867,519,416	17,339,475	14,323,823
Julie K. Streich	869,418,486	15,440,405	14,323,823
John A. Swainson	860,725,695	24,133,196	14,323,823
James L. Welch	883,439,952	1,418,939	14,323,823
Ratify Appointment of Deloitte & Touche LLP for 2026
The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
896,610,977	2,524,683	47,054
Approval of Schneider National, Inc. 2017 Omnibus Incentive Compensation Plan, as amended and restated
The shareholders approved the Schneider National, Inc. 2017 Omnibus Incentive Compensation Plan, as amended and restated. The results of the advisory vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
861,978,390	22,841,657	38,834	14,323,833
Advisory Vote to Approve Executive Compensation
The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
883,070,378	1,769,244	19,265	14,323,827
ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.    Description of Exhibit
3.1    Amended and Restated Bylaws of Schneider National, Inc.
10.1    Schneider National, Inc. 2017 Omnibus Incentive Plan, as amended and restated
104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2026	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary